Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED SEPTEMBER 30, 2021

1633 Broadway

1301 Avenue of the Americas

31 West 52nd Street

One Market Plaza

300 Mission Street

Market Center

PARAMOUNT
GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the negative impact of the coronavirus 2019 (COVID-19) global pandemic on the U.S., regional and global economies and our tenants' financial condition and results of operations, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations ("FFO")	11
Funds Available for Distribution ("FAD")	12
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre")	13
Net Operating Income ("NOI")	14 - 16
Same Store Results	17 - 20
Consolidated Joint Ventures and Fund	21 - 26
Unconsolidated Joint Ventures	27 - 32
Capital Structure	33
Debt Analysis	34
Debt Maturities	35

Selected Property Data
Portfolio Summary	36
Same Store Leased Occupancy	37 - 38
Top Tenants and Industry Diversification	39
Leasing Activity	40 - 41
Lease Expirations	42 - 44
Cash Basis Capital Expenditures	45 - 46

Definitions	47 - 48

COMPANY PROFILE

Paramount Group, Inc. ("Paramount" or the "Company") is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
David Zobel	Executive Vice President, Head of Acquisitions
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Colin Dyer	Director
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston
Bank of America Merrill Lynch	BTIG	Deutsche Bank
(646) 855-5808	(212) 738-6140	(904) 520-4973
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com

Steve Sakwa	Daniel Ismail	Haendel St. Juste
Evercore ISI	Green Street Advisors	Mizuho Securities USA Inc.
(212) 446-9462	(949) 640-8780	(212) 205-7860
steve.sakwa@evercoreisi.com	dismail@greenst.com	haendel.st.juste@mizuhogroup.com

Ronald Kamdem	Blaine Heck	Andrew Rosivach
Morgan Stanley	Wells Fargo	Wolfe Research
(212) 296-8319	(443) 263-6529	(646) 582-9250
ronald.kamdem@morganstanley.com	blaine.heck@wellsfargo.com	arosivach@wolferesearch.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company's performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2021
(Amounts per diluted share)	Low	High
Estimated net loss attributable to common stockholders	$(0.08)	$(0.06)
Our share of real estate depreciation and amortization	0.98	0.98
Estimated Core FFO (1)(2)	$0.90	$0.92

Operating Assumptions:
Leasing Activity (square feet)	925,000	1,025,000
PGRE's share of Same Store Leased % (2) at year end	90.0%	90.6%
Increase in PGRE's share of Same Store Cash NOI (2)	1.0%	2.0%
Decrease in PGRE's share of Same Store NOI (2)	(9.5%)	(8.5%)

Financial Assumptions (at share):
Estimated net loss	$(20,000)	$(14,000)
Depreciation and amortization	236,000	236,000
General and administrative expenses	58,500	57,500
Interest and debt expense, including amortization of deferred financing costs	131,500	130,500
Fee income, net of income taxes	(26,000)	(27,000)
NOI (2)	380,000	383,000
Straight-line rent adjustments and above and below-market lease revenue, net	(8,000)	(9,000)
Cash NOI (2)	$372,000	$374,000

(1)

We are raising our Estimated Core FFO Guidance for the full year of 2021, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission ("SEC"). Except as described above, these estimates reflect management's view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on October 27, 2021 and otherwise referenced during our conference call scheduled for October 28, 2021.  These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, capital markets activity or realized and unrealized gains or losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including the negative impact of the COVID-19 global pandemic, straight-line rent adjustments and the amortization of above and below-market leases. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

(2)	See page 47 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
SELECTED FINANCIAL DATA	September 30, 2021	September 30, 2020	June 30, 2021	September 30, 2021	September 30, 2020
Net (loss) income attributable to common stockholders:
Continuing operations	$(2,055)	$(8,921)	$(15,943)	$(21,576)	$(15,187)
Discontinued operations	-	1,963	-	-	5,307
Net loss attributable to common stockholders	$(2,055)	$(6,958)	$(15,943)	$(21,576)	$(9,880)

Net (loss) income per share - basic and diluted:
Per share from continuing operations	$(0.01)	$(0.04)	$(0.07)	$(0.10)	$(0.07)
Per share from discontinued operations	-	0.01	-	-	0.03
Net loss per share - basic and diluted	$(0.01)	$(0.03)	$(0.07)	$(0.10)	$(0.04)

Core FFO attributable to common stockholders (1)	$50,069	$49,560	$47,608	$148,249	$161,187
Per share - diluted	$0.23	$0.22	$0.22	$0.68	$0.72

PGRE's share of Cash NOI (1)	$95,530	$92,160	$93,856	$278,829	$279,905
PGRE's share of NOI (1)	$95,257	$94,621	$96,441	$287,262	$304,001

Same Store Cash NOI (1)	% Change	Same Store NOI (1)	% Change
Three Months Ended September 30, 2021 vs. September 30, 2020	6.0%	Three Months Ended September 30, 2021 vs. September 30, 2020	(9.8%)
Nine Months Ended September 30, 2021 vs. September 30, 2020	2.1%	Nine Months Ended September 30, 2021 vs. September 30, 2020	(9.4%)

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Leased % (1)	90.3%	88.0%	88.6%	95.2%	95.5%

Same Store Leased % (1)	% Change	Same Store Leased % (1)	% Change
September 30, 2021 vs. June 30, 2021	2.3%	September 30, 2021 vs. September 30, 2020	(5.3%)
September 30, 2021 vs. December 31, 2020	(4.9%)

COMMON SHARE DATA

	Three Months Ended
Share Price:	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
High	$10.32	$11.65	$10.56	$10.36	$7.99
Low	$8.35	$9.86	$8.51	$5.54	$6.69
Closing (end of period)	$8.99	$10.07	$10.13	$9.04	$7.08

Dividends per common share	$0.07	$0.07	$0.07	$0.07	$0.10
Annualized dividends per common share	$0.28	$0.28	$0.28	$0.28	$0.40
Dividend yield (on closing share price)	3.1%	2.8%	2.8%	3.1%	5.6%

(1)	See page 47 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	September 30, 2021	December 31, 2020
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	6,031,662	5,997,078
	7,997,899	7,963,315
Accumulated depreciation and amortization	(1,069,433)	(966,697)
Real estate, net	6,928,466	6,996,618
Cash and cash equivalents	494,569	434,530
Restricted cash	27,977	30,794
Investments in unconsolidated joint ventures	405,391	412,724
Investments in unconsolidated real estate funds	12,225	12,917
Accounts and other receivables	11,385	17,502
Deferred rent receivable	338,165	330,239
Deferred charges, net	115,658	116,278
Intangible assets, net	127,529	153,519
Other assets	84,220	48,976
Total assets	$8,545,585	$8,554,097

Liabilities:
Notes and mortgages payable, net	$3,834,445	$3,800,739
Revolving credit facility	-	-
Accounts payable and accrued expenses	117,758	101,901
Dividends and distributions payable	16,897	16,796
Intangible liabilities, net	47,855	55,996
Other liabilities	65,413	62,931
Total liabilities	4,082,368	4,038,363

Equity:
Paramount Group, Inc. equity	3,588,681	3,653,177
Noncontrolling interests in:
Consolidated joint ventures	435,142	437,161
Consolidated real estate fund	82,209	79,017
Operating Partnership	357,185	346,379
Total equity	4,463,217	4,515,734

Total liabilities and equity	$8,545,585	$8,554,097

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2021	September 30, 2020	June 30, 2021	September 30, 2021	September 30, 2020
Revenues:
Rental revenue (1)	$170,851	$165,420	$174,628	$518,625	$504,834
Fee and other income (1)	8,280	11,355	7,641	23,941	27,045
Total revenues	179,131	176,775	182,269	542,566	531,879

Expenses:
Operating	67,131	67,865	64,072	197,821	199,192
Depreciation and amortization	57,522	58,889	59,925	175,752	176,032
General and administrative	13,257	16,805	18,418	46,039	46,955
Transaction related costs	87	81	135	503	542
Total expenses	137,997	143,640	142,550	420,115	422,721

Other income (expense):
Income (loss) from unconsolidated joint ventures	223	(4,268)	(15,717)	(20,810)	(14,444)
Income (loss) from unconsolidated real estate funds	276	(56)	148	604	85
Interest and other income, net (1)	138	1,104	1,070	2,510	2,360
Interest and debt expense (1)	(36,266)	(35,792)	(34,914)	(105,919)	(108,420)
Income (loss) from continuing operations, before income taxes	5,505	(5,877)	(9,694)	(1,164)	(11,261)
Income tax expense	(873)	(393)	(434)	(2,448)	(1,135)
Income (loss) from continuing operations, net	4,632	(6,270)	(10,128)	(3,612)	(12,396)
Income from discontinued operations, net	-	2,147	-	-	5,815
Net income (loss)	4,632	(4,123)	(10,128)	(3,612)	(6,581)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(3,768)	(3,566)	(7,428)	(16,924)	(5,485)
Consolidated real estate fund	(3,123)	79	29	(3,179)	1,291
Operating Partnership	204	652	1,584	2,139	895
Net loss attributable to common stockholders	$(2,055)	$(6,958)	$(15,943)	$(21,576)	$(9,880)

Net (loss) income per diluted share:
Loss from continuing operations, net	$(0.01)	$(0.04)	$(0.07)	$(0.10)	$(0.07)
Income from discontinued operations, net	-	0.01	-	-	0.03
Net loss per diluted share	$(0.01)	$(0.03)	$(0.07)	$(0.10)	$(0.04)

(1)	See page 10 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
Rental Revenue:	September 30, 2021	September 30, 2020	June 30, 2021	September 30, 2021	September 30, 2020
Property rentals	$159,624	$146,721	$157,043	$469,593	$439,281
Tenant reimbursements	12,212	12,222	9,415	33,696	36,370
Straight-line rent adjustments	(1,707)	4,567	2,350	7,925	24,495
Amortization of above and below-market leases, net	722	1,910	758	2,335	4,688
Lease termination income	-	-	5,062	5,076	-
Total rental revenue	$170,851	$165,420	$174,628	$518,625	$504,834

	Three Months Ended			Nine Months Ended
Fee and Other Income:	September 30, 2021	September 30, 2020	June 30, 2021	September 30, 2021	September 30, 2020
Asset management	$3,280	$3,636	$3,409	$10,175	$10,728
Property management	2,176	2,270	2,085	6,457	6,959
Acquisition, disposition, leasing and other	1,105	3,247	707	2,800	4,005
Total fee income	6,561	9,153	6,201	19,432	21,692
Other (primarily parking income and tenant requested services,
including overtime heating and cooling)	1,719	2,202	1,440	4,509	5,353
Total fee and other income	$8,280	$11,355	$7,641	$23,941	$27,045

	Three Months Ended			Nine Months Ended
Interest and Other Income, net:	September 30, 2021	September 30, 2020	June 30, 2021	September 30, 2021	September 30, 2020
Interest income, net	$221	$364	$397	$1,008	$1,780
Mark-to-market of deferred compensation plan assets (offset by
(decrease) increase in the mark-to-market of plan liabilities,
which is included in "general and administrative" expenses)	(83)	740	673	1,502	580
Total interest and other income, net	$138	$1,104	$1,070	$2,510	$2,360

	Three Months Ended				Nine Months Ended
Interest and Debt Expense:	September 30, 2021		September 30, 2020	June 30, 2021	September 30, 2021		September 30, 2020
Interest expense	$33,600		$33,472	$32,593	$98,613		$101,463
Amortization of deferred financing costs	2,666	(1)	2,320	2,321	7,306	(1)	6,957
Total interest and debt expense	$36,266		$35,792	$34,914	$105,919		$108,420

(1)	Includes $761 of expense from the non‐cash write‐off of deferred financing costs in connection with the $860,000 refinancing of 1301 Avenue of the Americas in July 2021.

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2021	September 30, 2020	June 30, 2021	September 30, 2021	September 30, 2020
Reconciliation of net income (loss) to FFO and Core FFO:
Net income (loss)	$4,632	$(4,123)	$(10,128)	$(3,612)	$(6,581)
Real estate depreciation and amortization (including our share
of unconsolidated joint ventures)	67,717	71,131	70,264	207,122	212,617
Adjustments related to discontinued operations	-	-	-	-	690
FFO (1)	72,349	67,008	60,136	203,510	206,726
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(13,895)	(12,695)	(18,453)	(47,422)	(30,375)
Consolidated real estate fund	(3,127)	79	29	(3,183)	1,291
FFO attributable to Paramount Group Operating Partnership	55,327	54,392	41,712	152,905	177,642
Less FFO attributable to noncontrolling interests in Operating Partnership	(5,009)	(4,659)	(3,769)	(13,770)	(15,660)
FFO attributable to common stockholders (1)	$50,318	$49,733	$37,943	$139,135	$161,982
Per diluted share	$0.23	$0.22	$0.17	$0.64	$0.72

FFO	$72,349	$67,008	$60,136	$203,510	$206,726
Non-core items:
Adjustments to equity in earnings for (distributions from) contributions to an unconsolidated joint venture	(938)	(498)	10,492	8,977	(1,806)
Consolidated real estate fund's share of after-tax net gain on sale of residential condominium units (One Steuart Lane)	(3,267)	-	-	(3,267)	-
Non-cash write-off of deferred financing costs	761	-	-	761	-
Other, net	53	308	133	432	935
Core FFO (1)	68,958	66,818	70,761	210,413	205,855
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(13,895)	(12,695)	(18,453)	(47,422)	(30,375)
Consolidated real estate fund	(9)	79	29	(65)	1,291
Core FFO attributable to Paramount Group Operating Partnership	55,054	54,202	52,337	162,926	176,771
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(4,985)	(4,642)	(4,729)	(14,677)	(15,584)
Core FFO attributable to common stockholders (1)	$50,069	$49,560	$47,608	$148,249	$161,187
Per diluted share	$0.23	$0.22	$0.22	$0.68	$0.72

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	218,706,356	221,461,146	218,696,284	218,689,696	223,593,376
Effect of dilutive securities	44,880	6,025	51,117	41,461	14,740
Denominator for FFO and Core FFO per diluted share	218,751,236	221,467,171	218,747,401	218,731,157	223,608,116

(1)	See page 47 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended				Nine Months Ended
	September 30, 2021		September 30, 2020	June 30, 2021	September 30, 2021		September 30, 2020
Reconciliation of Core FFO to FAD:
Core FFO	$68,958		$66,818	$70,761	$210,413		$205,855
Add (subtract) adjustments to arrive at FAD:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	1,260		(5,523)	(2,958)	(9,800)		(27,364)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,622)		(2,986)	(1,662)	(5,087)		(7,519)
Amortization of deferred financing costs (including our share
of unconsolidated joint ventures)	2,298	(1)	2,624	2,643	7,583	(1)	7,905
Amortization of stock-based compensation expense	4,192		4,503	4,743	14,421		14,141
Expenditures to maintain assets	(6,356)		(5,139)	(4,175)	(12,487)		(13,709)
Second generation tenant improvements and leasing commissions	(14,744)		(6,590)	(20,835)	(43,820)		(41,285)
Adjustments related to discontinued operations	-		128	-	-		361
FAD (2)	53,986		53,835	48,517	161,223		138,385
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(10,199)		(5,689)	(6,209)	(23,298)		(11,453)
Consolidated real estate fund	(75)		79	29	(131)		1,291
FAD attributable to Paramount Group Operating Partnership	43,712		48,225	42,337	137,794		128,223
Less FAD attributable to noncontrolling interests in Operating Partnership	(3,958)		(4,131)	(3,825)	(12,407)		(11,234)
FAD attributable to common stockholders (2) (3)	$39,754		$44,094	$38,512	$125,387		$116,989

Dividends declared on common stock	$15,327		$22,060	$15,327	$45,981		$66,482

(1)	Excludes $761 of expense from the non‐cash write‐off of deferred financing costs in connection with the $860,000 refinancing of 1301 Avenue of the Americas in July 2021.
(2)	See page 47 for our definition of this measure.
(3)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2021	September 30, 2020	June 30, 2021	September 30, 2021	September 30, 2020
Reconciliation of net income (loss) to EBITDAre and Adjusted EBITDAre:
Net income (loss)	$4,632	$(4,123)	$(10,128)	$(3,612)	$(6,581)
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share
of unconsolidated joint ventures)	67,717	71,131	70,264	207,122	212,617
Interest and debt expense (including our share
of unconsolidated joint ventures)	42,978	41,224	40,347	123,421	124,757
Income tax expense (including our share of
unconsolidated joint ventures)	881	394	433	2,463	1,152
Adjustments related to discontinued operations	-	10	-	-	700
EBITDAre (1)	116,208	108,636	100,916	329,394	332,645
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(21,827)	(20,452)	(26,241)	(70,811)	(51,995)
Consolidated real estate fund	(4,251)	78	25	(4,314)	1,158
PGRE's share of EBITDAre (1)	$90,130	$88,262	$74,700	$254,269	$281,808

EBITDAre	$116,208	$108,636	$100,916	$329,394	$332,645
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Adjustments to equity in earnings for (distributions from) contributions to an unconsolidated joint venture	(938)	(498)	10,492	8,977	(1,806)
EBITDAre attributable to One Steuart Lane	(4,586)	-	-	(4,586)	-
Other, net	(263)	251	14	(204)	1,891
Adjusted EBITDAre (1)	110,421	108,389	111,422	333,581	332,730
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(21,827)	(20,452)	(26,241)	(70,811)	(51,995)
PGRE's share of Adjusted EBITDAre (1)	$88,594	$87,937	$85,181	$262,770	$280,735

(1)	See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2021	September 30, 2020	June 30, 2021	September 30, 2021	September 30, 2020
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$4,632	$(4,123)	$(10,128)	$(3,612)	$(6,581)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	57,522	58,889	59,925	175,752	176,032
General and administrative	13,257	16,805	18,418	46,039	46,955
Interest and debt expense	36,266	35,792	34,914	105,919	108,420
Income tax expense	873	393	434	2,448	1,135
NOI from unconsolidated joint ventures (including One Steuart Lane)	16,214	12,935	10,557	37,097	36,703
(Income) loss from unconsolidated joint ventures	(223)	4,268	15,717	20,810	14,444
NOI attributable to One Steuart Lane	(4,587)	-	-	(4,587)	-
Fee income	(6,561)	(9,153)	(6,201)	(19,432)	(21,692)
Interest and other income, net	(138)	(1,104)	(1,070)	(2,510)	(2,360)
Adjustments related to discontinued operations	-	10	-	-	700
Other, net	(189)	137	(13)	(101)	457
NOI (1)	117,066	114,849	122,553	357,823	354,213
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(21,809)	(20,433)	(26,233)	(70,767)	(51,857)
Consolidated real estate fund	-	205	121	206	1,645
PGRE's share of NOI (1)	$95,257	$94,621	$96,441	$287,262	$304,001

NOI	$117,066	$114,849	$122,553	$357,823	$354,213
Less:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	1,260	(5,523)	(2,958)	(9,800)	(27,364)
Amortization of above and below-market leases, net
(including our share of unconsolidated joint ventures)	(1,622)	(2,986)	(1,662)	(5,087)	(7,519)
Adjustments related to discontinued operations	-	128	-	-	361
Cash NOI (1)	116,704	106,468	117,933	342,936	319,691
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(21,174)	(14,513)	(24,198)	(64,313)	(41,431)
Consolidated real estate fund	-	205	121	206	1,645
PGRE's share of Cash NOI (1)	$95,530	$92,160	$93,856	$278,829	$279,905

(1)	See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended September 30, 2021
	Total	New York	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$4,632	$3,063	$9,204	$(7,635)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	57,522	37,215	19,334	973
General and administrative	13,257	-	-	13,257
Interest and debt expense	36,266	22,458	12,760	1,048
Income tax expense	873	7	1	865
NOI from unconsolidated joint ventures (including One Steuart Lane)	16,214	2,875	8,665	4,674
(Income) loss from unconsolidated joint ventures	(223)	(449)	3,615	(3,389)
NOI attributable to One Steuart Lane	(4,587)	-	-	(4,587)
Fee income	(6,561)	-	-	(6,561)
Interest and other (income) loss, net	(138)	3	(33)	(108)
Other, net	(189)	-	-	(189)
NOI (1)	117,066	65,172	53,546	(1,652)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(21,809)	(2,573)	(19,236)	-
PGRE's share of NOI for the three months ended September 30, 2021	$95,257	$62,599	$34,310	$(1,652)
PGRE's share of NOI for the three months ended September 30, 2020	$94,621	$58,888	$35,301	$432

NOI	$117,066	$65,172	$53,546	$(1,652)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated
joint ventures)	1,260	1,848	(558)	(30)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,622)	406	(2,028)	-
Cash NOI (1)	116,704	67,426	50,960	(1,682)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(21,174)	(2,635)	(18,539)	-
PGRE's share of Cash NOI for the three months ended September 30, 2021	$95,530	$64,791	$32,421	$(1,682)
PGRE's share of Cash NOI for the three months ended September 30, 2020	$92,160	$62,776	$28,853	$531

(1)	See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Nine Months Ended September 30, 2021
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(3,612)	$(3,021)	$34,089	$(34,680)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	175,752	114,788	58,046	2,918
General and administrative	46,039	-	-	46,039
Interest and debt expense	105,919	65,056	37,653	3,210
Income tax expense	2,448	12	5	2,431
NOI from unconsolidated joint ventures (including One Steuart Lane)	37,097	8,445	24,054	4,598
Loss (income) from unconsolidated joint ventures	20,810	10,645	13,317	(3,152)
NOI attributable to One Steuart Lane	(4,587)	-	-	(4,587)
Fee income	(19,432)	-	-	(19,432)
Interest and other (income) loss, net	(2,510)	20	(88)	(2,442)
Other, net	(101)	-	-	(101)
NOI (1)	357,823	195,945	167,076	(5,198)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(70,767)	(7,685)	(63,082)	-
Consolidated real estate fund	206	-	-	206
PGRE's share of NOI for the nine months ended September 30, 2021	$287,262	$188,260	$103,994	$(4,992)
PGRE's share of NOI for the nine months ended September 30, 2020	$304,001	$200,096	$102,375	$1,530

NOI	$357,823	$195,945	$167,076	$(5,198)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated
joint ventures)	(9,800)	211	(10,041)	30
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(5,087)	1,044	(6,131)	-
Cash NOI (1)	342,936	197,200	150,904	(5,168)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(64,313)	(7,599)	(56,714)	-
Consolidated real estate fund	206	-	-	206
PGRE's share of Cash NOI for the nine months ended September 30, 2021	$278,829	$189,601	$94,190	$(4,962)
PGRE's share of Cash NOI for the nine months ended September 30, 2020	$279,905	$192,508	$85,482	$1,915

(1)	See page 47 for our definition of this measure.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended September 30, 2021
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended September 30, 2021	$95,530	$64,791	$32,421	$(1,682)
Dispositions / Discontinued Operations	-	-	-	-
Other, net	1,639	(33)	(10)	1,682
PGRE's share of Same Store Cash NOI for the three months ended September 30, 2021	$97,169	$64,758	$32,411	$-

	Three Months Ended September 30, 2020
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended September 30, 2020	$92,160	$62,776	$28,853	$531
Dispositions / Discontinued Operations	(2,285)	-	-	(2,285)	(2)
Other, net	1,801	(101)	148	1,754
PGRE's share of Same Store Cash NOI for the three months ended September 30, 2020	$91,676	$62,675	$29,001	$-

Increase in PGRE's share of Same Store Cash NOI	$5,493	$2,083	$3,410	$-
% Increase	6.0%	3.3%	11.8%

(1)	See page 47 for our definition of this measure.
(2)	Represents Cash NOI from discontinued operations (1899 Pennsylvania Avenue in Washington, D.C.).

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended September 30, 2021
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended September 30, 2021	$95,257	$62,599	$34,310	$(1,652)
Dispositions / Discontinued Operations	-	-	-	-
Other, net	1,609	(33)	(10)	1,652
PGRE's share of Same Store NOI for the three months ended September 30, 2021	$96,866	$62,566	$34,300	$-

	Three Months Ended September 30, 2020
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended September 30, 2020	$94,621	$58,888	$35,301	$432
Dispositions / Discontinued Operations	(2,157)	-	-	(2,157)	(2)
Non-cash write-offs of straight-line rent receivables	13,109	12,396	713	-
Other, net	1,772	(101)	148	1,725
PGRE's share of Same Store NOI for the three months ended September 30, 2020	$107,345	$71,183	$36,162	$-

Decrease in PGRE's share of Same Store NOI	$(10,479)	$(8,617)	$(1,862)	$-
% Decrease	(9.8%)	(12.1%)	(5.1%)

(1)	See page 47 for our definition of this measure.
(2)	Represents NOI from discontinued operations (1899 Pennsylvania Avenue in Washington, D.C.).

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Nine Months Ended September 30, 2021
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the nine months ended September 30, 2021	$278,829	$189,601	$94,190	$(4,962)
Dispositions / Discontinued Operations	-	-	-	-
Other, net	2,762	(406)	(1,794)	4,962
PGRE's share of Same Store Cash NOI for the nine months ended September 30, 2021	$281,591	$189,195	$92,396	$-

	Nine Months Ended September 30, 2020
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the nine months ended September 30, 2020	$279,905	$192,508		$85,482	$1,915
Dispositions / Discontinued Operations	(10,765)	(3,889)	(2)	-	(6,876)	(3)
Reserves for uncollectible accounts receivable	1,940	1,152		788	-
Other, net	4,848	(254)		141	4,961
PGRE's share of Same Store Cash NOI for the nine months ended September 30, 2020	$275,928	$189,517		$86,411	$-

Increase (decrease) in PGRE's share of Same Store Cash NOI	$5,663	$(322)	$5,985	$-
% Increase (decrease)	2.1%	(0.2%)	6.9%

(1)	See page 47 for our definition of this measure.
(2)	Represents Cash NOI attributable to the 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.
(3)	Represents Cash NOI from discontinued operations (1899 Pennsylvania Avenue in Washington, D.C.).

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Nine Months Ended September 30, 2021
	Total	New York	San Francisco	Other
PGRE's share of NOI for the nine months ended September 30, 2021	$287,262	$188,260	$103,994	$(4,992)
Dispositions / Discontinued Operations	-	-	-	-
Other, net	2,941	(264)	(1,787)	4,992
PGRE's share of Same Store NOI for the nine months ended September 30, 2021	$290,203	$187,996	$102,207	$-

	Nine Months Ended September 30, 2020
	Total	New York		San Francisco	Other
PGRE's share of NOI for the nine months ended September 30, 2020	$304,001	$200,096		$102,375	$1,530
Dispositions / Discontinued Operations	(11,312)	(4,797)	(2)	-	(6,515)	(3)
Non-cash write-offs (primarily straight-line rent receivables)	20,794	17,389		3,405	-
Reserves for uncollectible accounts receivable	1,940	1,152		788	-
Other, net	4,872	(254)		141	4,985
PGRE's share of Same Store NOI for the nine months ended September 30, 2020	$320,295	$213,586		$106,709	$-

Decrease in PGRE's share of Same Store NOI	$(30,092)	$(25,590)	$(4,502)	$-
% Decrease	(9.4%)	(12.0%)	(4.2%)

(1)	See page 47 for our definition of this measure.
(2)	Represents NOI attributable to the 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.
(3)	Represents NOI from discontinued operations (1899 Pennsylvania Avenue in Washington, D.C.).

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	7.4%
Assets:
Real estate, net	$3,437,064	$1,771,367	$1,172,735	$492,962	$-
Cash and cash equivalents	201,814	103,103	62,339	36,372	2,822
Restricted cash	1,383	78	1,305	-	-
Investments in unconsolidated joint ventures	-	-	-	-	70,656
Accounts and other receivables	3,763	3,141	582	40	124
Deferred rent receivable	202,051	115,414	64,280	22,357	-
Deferred charges, net	50,621	27,735	14,090	8,796	-
Intangible assets, net	65,742	50,689	11,850	3,203	-
Other assets	18,560	12,029	5,861	670	15,690
Total Assets	$3,980,998	$2,083,556	$1,333,042	$564,400	$89,292

Liabilities:
Notes and mortgages payable, net	$2,487,363	$1,241,868	$972,495	$273,000	$-
Accounts payable and accrued expenses	59,287	22,355	28,129	8,803	61
Intangible liabilities, net	29,084	16,537	11,785	762	-
Other liabilities	5,842	1,429	4,410	3	-
Total Liabilities	2,581,576	1,282,189	1,016,819	282,568	61

Equity:
Paramount Group, Inc. equity	964,280	722,301	155,017	86,962	7,022
Noncontrolling interests	435,142	79,066	161,206	194,870	82,209
Total Equity	1,399,422	801,367	316,223	281,832	89,231

Total Liabilities and Equity	$3,980,998	$2,083,556	$1,333,042	$564,400	$89,292

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated		One Market	300 Mission		Residential
	Joint Ventures	1633 Broadway	Plaza	Street	Other (1)	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	24.4%	7.4%
Assets:
Real estate, net	$3,470,766	$1,794,011	$1,186,842	$489,913	$-	$-
Cash and cash equivalents	130,752	68,049	51,081	10,654	968	2,512
Restricted cash	1,383	78	1,305	-	-	-
Investments in unconsolidated joint ventures	-	-	-	-	-	67,505
Accounts and other receivables	6,747	3,867	900	1,980	-	124
Deferred rent receivable	192,401	115,270	57,801	19,330	-	-
Deferred charges, net	55,156	28,977	16,261	9,918	-	-
Intangible assets, net	76,545	56,588	14,728	5,229	-	-
Other assets	5,806	451	5,044	310	1	15,690
Total Assets	$3,939,556	$2,067,291	$1,333,962	$537,334	$969	$85,831

Liabilities:
Notes and mortgages payable, net	$2,457,272	$1,241,121	$971,717	$244,434	$-	$-
Accounts payable and accrued expenses	51,513	18,310	24,239	8,931	33	77
Intangible liabilities, net	33,566	18,339	14,176	1,051	-	-
Other liabilities	4,486	67	4,348	3	68	-
Total Liabilities	2,546,837	1,277,837	1,014,480	254,419	101	77

Equity:
Paramount Group, Inc. equity	955,558	711,049	156,614	87,165	730	6,737
Noncontrolling interests	437,161	78,405	162,868	195,750	138	79,017
Total Equity	1,392,719	789,454	319,482	282,915	868	85,754

Total Liabilities and Equity	$3,939,556	$2,067,291	$1,333,962	$537,334	$969	$85,831

(1)	Represents PGRESS Equity Holdings, LP.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated			300 Mission	Residential
	Joint Ventures	1633 Broadway	One Market Plaza	Street	Development Fund
Total revenues	$97,441	$47,888	$36,087	$13,466	$-
Total operating expenses	31,629	17,858	9,676	4,095	-
Net operating income (1)	65,812	30,030	26,411	9,371	-
Depreciation and amortization	(29,376)	(14,031)	(10,329)	(5,016)	-
Interest and other income (loss), net	30	(3)	30	3	74
Interest and debt expense	(22,573)	(9,813)	(10,303)	(2,457)	4
Income from unconsolidated joint ventures	-	-	-	-	3,363
Net income before income taxes	13,893	6,183	5,809	1,901	3,441
Income tax expense	(8)	(7)	(1)	-	-
Net income	$13,885	$6,176	$5,808	$1,901	$3,441

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income	$9,001	$5,565	$2,846	$590	$318
Add: Management fee income	1,116	423	211	482	-
PGRE's share of net income	10,117	5,988	3,057	1,072	318
Add: Real estate depreciation and amortization	19,249	12,629	5,060	1,560	-
FFO (1)	29,366	18,617	8,117	2,632	318
Less: FFO attributable to One Steuart Lane	-	-	-	-	(249)
Core FFO (1)	$29,366	$18,617	$8,117	$2,632	$69

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income	$4,884	$611	$2,962	$1,311	$3,123
Less: Management fee expense	(1,116)	(423)	(211)	(482)	-
Net income attributable to noncontrolling interests	3,768	188	2,751	829	3,123
Add: Real estate depreciation and amortization	10,127	1,402	5,269	3,456	4
FFO (1)	13,895	1,590	8,020	4,285	3,127
Less: FFO attributable to One Steuart Lane	-	-	-	-	(3,118)
Core FFO (1)	$13,895	$1,590	$8,020	$4,285	$9

(1)	See page 47 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated		One Market	300 Mission		Residential
	Joint Ventures	1633 Broadway	Plaza	Street	Other (1)	Development Fund
Total revenues	$84,431	$35,898	$36,581	$11,938	$14	$-
Total operating expenses	30,352	17,238	9,619	3,495	-	-
Net operating income (2)	54,079	18,660	26,962	8,443	14	-
Depreciation and amortization	(28,084)	(14,143)	(10,560)	(3,381)	-	-
Interest and other income (loss), net	37	-	40	1	(4)	108
Interest and debt expense	(22,394)	(9,902)	(10,303)	(2,189)	-	-
Loss from unconsolidated joint ventures	-	-	-	-	-	(223)
Net income (loss) before income taxes	$3,638	$(5,385)	$6,139	$2,874	$10	$(115)
Income tax expense	(7)	(3)	(1)	(3)	-	-
Net income (loss)	$3,631	$(5,388)	$6,138	$2,871	$10	$(115)

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	24.4%	7.4%
Net (loss) income	$(972)	$(4,849)	$3,008	$867	$2	$(36)
Add: Management fee income	1,037	423	187	427	-	-
PGRE's share of net income (loss)	65	(4,426)	3,195	1,294	2	(36)
Add: Real estate depreciation and amortization	18,955	12,729	5,174	1,052	-	-
FFO/Core FFO (2)	$19,020	$8,303	$8,369	$2,346	$2	$(36)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$4,603	$(539)	$3,130	$2,004	$8	$(79)
Less: Management fee expense	(1,037)	(423)	(187)	(427)	-	-
Net income (loss) attributable to noncontrolling interests	3,566	(962)	2,943	1,577	8	(79)
Add: Real estate depreciation and amortization	9,129	1,414	5,386	2,329	-	-
FFO/Core FFO (2)	$12,695	$452	$8,329	$3,906	$8	$(79)

(1)	Represents PGRESS Equity Holdings, LP.
(2)	See page 47 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated			300 Mission	Residential
	Joint Ventures	1633 Broadway	One Market Plaza	Street	Development Fund
Total revenues	$296,454	$142,120	$108,685	$45,649	$-
Total operating expenses	91,667	52,667	28,265	10,735	-
Net operating income (1)	204,787	89,453	80,420	34,914	-
Depreciation and amortization	(88,455)	(42,205)	(31,210)	(15,040)	-
Interest and other income (loss), net	68	(20)	84	4	327
Interest and debt expense	(66,802)	(29,149)	(30,581)	(7,072)	-
Income from unconsolidated joint ventures	-	-	-	-	3,138
Net income before income taxes	49,598	18,079	18,713	12,806	3,465
Income tax expense	(14)	(12)	(2)	-	(2)
Net income	$49,584	$18,067	$18,711	$12,806	$3,463

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income	$29,409	$16,270	$9,163	$3,976	$284
Add: Management fee income	3,251	1,250	582	1,419	-
PGRE's share of net income	32,660	17,520	9,745	5,395	284
Add: Real estate depreciation and amortization	57,957	37,987	15,292	4,678	-
FFO (1)	90,617	55,507	25,037	10,073	284
Less: FFO attributable to One Steuart Lane	-	-	-	-	(249)
Core FFO (1)	$90,617	$55,507	$25,037	$10,073	$35

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income	$20,175	$1,797	$9,548	$8,830	$3,179
Less: Management fee expense	(3,251)	(1,250)	(582)	(1,419)	-
Net income attributable to noncontrolling interests	16,924	547	8,966	7,411	3,179
Add: Real estate depreciation and amortization	30,498	4,218	15,918	10,362	4
FFO (1)	47,422	4,765	24,884	17,773	3,183
Less: FFO attributable to One Steuart Lane	-	-	-	-	(3,118)
Core FFO (1)	$47,422	$4,765	$24,884	$17,773	$65

(1)	See page 47 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway (1)	One Market Plaza	300 Mission Street	Other (2)	Development Fund
Total revenues	$183,036	$49,006	$109,326	$24,690	$14	$-
Total operating expenses	62,611	24,617	28,588	9,406	-	5
Net operating income (loss) (3)	120,425	24,389	80,738	15,284	14	(5)
Depreciation and amortization	(61,027)	(19,633)	(31,244)	(10,150)	-	-
Interest and other income (loss), net	264	-	244	34	(14)	343
Interest and debt expense	(51,009)	(13,632)	(30,690)	(6,687)	-	(141)
Loss from unconsolidated joint ventures	-	-	-	-	-	(1,773)
Net income (loss) before income taxes	8,653	(8,876)	19,048	(1,519)	-	(1,576)
Income tax benefit (expense)	3	(3)	(2)	8	-	(2)
Net income (loss)	$8,656	$(8,879)	$19,046	$(1,511)	$-	$(1,578)

PGRE's share
Ownership	Total	90.0% (1)	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$792	$(7,991)	$9,329	$(546)	$-	$(287)
Add: Management fee income	2,379	566	535	1,278	-	-
PGRE's share of net income (loss)	3,171	(7,425)	9,864	732	-	(287)
Add: Real estate depreciation and amortization	36,137	17,670	15,309	3,158	-	-
FFO/Core FFO (3)	$39,308	$10,245	$25,173	$3,890	$-	$(287)

Noncontrolling interests' share
Ownership	Total	10.0% (1)	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$7,864	$(888)	$9,717	$(965)	$-	$(1,291)
Less: Management fee expense	(2,379)	(566)	(535)	(1,278)	-	-
Net income (loss) attributable to noncontrolling interests	5,485	(1,454)	9,182	(2,243)	-	(1,291)
Add: Real estate depreciation and amortization	24,890	1,963	15,935	6,992	-	-
FFO/Core FFO (3)	$30,375	$509	$25,117	$4,749	$-	$(1,291)

(1)	On May 27, 2020, we sold a 10.0% interest in 1633 Broadway. The amounts in this column represent the results of operations from the date of disposition through September 30, 2020.
(2)	Represents PGRESS Equity Holdings, LP.
(3)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,254,141	$209,828	$650,050	$371,237	$215,586	$807,440
Cash and cash equivalents	108,974	36,215	30,709	14,477	5,004	22,569
Restricted cash	101,220	1,727	-	-	2,468	97,025
Accounts and other receivables	2,261	1,462	290	306	50	153
Deferred rent receivable	27,849	17,595	5,042	2,239	2,658	315
Deferred charges, net	11,222	8,173	1,250	390	1,409	-
Intangible assets, net	71,193	-	29,862	18,221	4,553	18,557
For-sale residential condominium units (2)	389,755	-	-	-	-	389,755
Other assets	20,767	3,469	940	327	192	15,839
Total Assets	$2,987,382	$278,469	$718,143	$407,197	$231,920	$1,351,653

Liabilities:
Notes and mortgages payable, net	$1,846,667	$297,672	$406,650	$186,711	$151,063	$804,571
Accounts payable and accrued expenses	59,637	7,257	15,070	5,768	4,964	26,578
Intangible liabilities, net	20,447	-	5,934	12,104	2,409	-
Other liabilities	14,289	276	12,298	137	226	1,352
Total Liabilities	1,941,040	305,205	439,952	204,720	158,662	832,501

Total Equity	1,046,342	(26,736)	278,191	202,477	73,258	519,152

Total Liabilities and Equity	$2,987,382	$278,469	$718,143	$407,197	$231,920	$1,351,653

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	Represents the cost of residential condominium units at One Steuart Lane that are available for sale.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,674,858	$211,635	$658,112	$378,946	$214,774	$1,211,391
Cash and cash equivalents	83,093	22,860	23,984	8,817	3,851	23,581
Restricted cash	37,056	1,727	-	-	1,295	34,034
Accounts and other receivables	4,074	1,191	1,999	501	230	153
Deferred rent receivable	24,518	15,863	3,811	1,964	2,218	662
Deferred charges, net	11,383	8,719	805	463	1,396	-
Intangible assets, net	110,307	-	40,444	23,696	6,037	40,130
Other assets	5,786	174	155	2,083	107	3,267
Total Assets	$2,951,075	$262,169	$729,310	$416,470	$229,908	$1,313,218

Liabilities:
Notes and mortgages payable, net	$1,801,084	$297,364	$402,057	$186,592	$146,693	$768,378
Accounts payable and accrued expenses	64,710	9,227	10,995	5,909	2,745	35,834
Intangible liabilities, net	26,772	-	8,345	15,318	3,109	-
Other liabilities	22,865	269	20,764	108	304	1,420
Total Liabilities	1,915,431	306,860	442,161	207,927	152,851	805,632

Total Equity	1,035,644	(44,691)	287,149	208,543	77,057	507,586

Total Liabilities and Equity	$2,951,075	$262,169	$729,310	$416,470	$229,908	$1,313,218

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$150,358	$10,354	$14,519	$8,382	$3,678	$113,425	(2)
Total operating expenses	102,949	5,989	6,374	3,285	1,720	85,581	(2)
Net operating income (3)	47,409	4,365	8,145	5,097	1,958	27,844
Depreciation and amortization	(26,432)	(2,629)	(8,034)	(4,819)	(1,763)	(9,187)
Interest and other loss, net	(27)	(7)	(8)	(5)	(2)	(5)
Interest and debt expense	(17,503)	(2,742)	(3,424)	(1,857)	(1,589)	(7,891)
Net income (loss) before income taxes	3,447	(1,013)	(3,321)	(1,584)	(1,396)	10,761
Income tax expense	(17)	-	(2)	(15)	-	-
Net income (loss)	$3,430	$(1,013)	$(3,323)	$(1,599)	$(1,396)	$10,761

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(672)	$(507)	$(2,228)	$(699)	$(685)	$3,447
Less: Step-up basis adjustment	(43)	-	-	(3)	-	(40)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	938	938	-	-	-	-
PGRE's share of net income (loss)	223	431	(2,228)	(702)	(685)	3,407
Add: Real estate depreciation and amortization	10,195	1,314	5,383	2,125	863	510
FFO (3)	10,418	1,745	3,155	1,423	178	3,917
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(938)	(938)	-	-	-	-
Less: FFO attributable to One Steuart Lane	(3,367)	-	-	-	-	(3,367)
Core FFO (3)	$6,113	$807	$3,155	$1,423	$178	$550

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net income (loss)	$4,102	$(506)	$(1,095)	$(900)	$(711)	$7,314
Add: Real estate depreciation and amortization	16,280	1,315	2,651	2,697	900	8,717
FFO (3)	20,382	809	1,556	1,797	189	16,031
Less: FFO attributable to One Steuart Lane	(6,253)	-	-	-	-	(6,253)
Core FFO (3)	$14,129	$809	$1,556	$1,797	$189	$9,778

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)	See page 47 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$61,965	$10,646	$16,504	$8,320	$4,542	$21,953
Total operating expenses	26,381	5,794	6,682	3,286	2,061	8,558
Net operating income (2)	35,584	4,852	9,822	5,034	2,481	13,395
Depreciation and amortization	(29,700)	(2,682)	(10,360)	(4,798)	(2,742)	(9,118)
Interest and other loss, net	(45)	(6)	(21)	(8)	(10)	-
Interest and debt expense	(14,030)	(2,702)	(3,397)	(1,857)	(1,533)	(4,541)
Net loss before income taxes	(8,191)	(538)	(3,956)	(1,629)	(1,804)	(264)
Income tax expense	(1)	-	(1)	-	-	-
Net loss	$(8,192)	$(538)	$(3,957)	$(1,629)	$(1,804)	$(264)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(4,726)	$(269)	$(2,654)	$(711)	$(884)	$(208)
Less: Step-up basis adjustment	(40)	-	-	(2)	-	(38)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	498	498	-	-	-	-
PGRE's share of net (loss) income	(4,268)	229	(2,654)	(713)	(884)	(246)
Add: Real estate depreciation and amortization	12,242	1,341	6,941	2,117	1,344	499
FFO (2)	7,974	1,570	4,287	1,404	460	253
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(498)	(498)	-	-	-	-
Core FFO (2)	$7,476	$1,072	$4,287	$1,404	$460	$253

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(3,466)	$(269)	$(1,303)	$(918)	$(920)	$(56)
Add: Real estate depreciation and amortization	17,498	1,341	3,419	2,683	1,398	8,657
FFO/Core FFO (2)	$14,032	$1,072	$2,116	$1,765	$478	$8,601

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$265,419	$30,305	$40,474	$24,818	$11,598	$158,224	(2)
Total operating expenses	153,526	17,560	19,251	9,639	5,127	101,949	(2)
Net operating income (3)	111,893	12,745	21,223	15,179	6,471	56,275
Depreciation and amortization	(80,899)	(8,084)	(24,853)	(14,447)	(5,611)	(27,904)
Interest and other loss, net	(83)	(6)	(37)	(18)	(10)	(12)
Interest and debt expense	(45,135)	(8,094)	(10,155)	(5,570)	(4,669)	(16,647)
Net (loss) income before income taxes	(14,224)	(3,439)	(13,822)	(4,856)	(3,819)	11,712
Income tax expense	(32)	-	(5)	(22)	(3)	(2)
Net (loss) income	$(14,256)	$(3,439)	$(13,827)	$(4,878)	$(3,822)	$11,710

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(11,706)	$(1,720)	$(9,272)	$(2,164)	$(1,874)	$3,324
Less: Step-up basis adjustment	(127)	-	-	(7)	-	(120)
Less: Adjustments to equity in earnings for (contributions to) distributions from an unconsolidated joint venture	(8,977)	(8,977)	-	-	-	-
PGRE's share of net (loss) income	(20,810)	(10,697)	(9,272)	(2,171)	(1,874)	3,204
Add: Real estate depreciation and amortization	31,370	4,042	16,652	6,370	2,749	1,557
FFO (3)	10,560	(6,655)	7,380	4,199	875	4,761
Add: Adjustments to equity in earnings for contributions to (distributions from) an unconsolidated joint venture	8,977	8,977	-	-	-	-
Less: FFO attributable to One Steuart Lane	(3,367)	-	-	-	-	(3,367)
Core FFO (3)	$16,170	$2,322	$7,380	$4,199	$875	$1,394

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(2,550)	$(1,719)	$(4,555)	$(2,714)	$(1,948)	$8,386
Add: Real estate depreciation and amortization	49,656	4,042	8,201	8,084	2,862	26,467
FFO (3)	47,106	2,323	3,646	5,370	914	34,853
Less: FFO attributable to One Steuart Lane	(6,253)	-	-	-	-	(6,253)
Core FFO (3)	$40,853	$2,323	$3,646	$5,370	$914	$28,600

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)	See page 47 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$185,072	$32,014	$47,712	$25,133	$13,997	$66,216
Total operating expenses	81,963	18,688	19,702	9,768	5,742	28,063
Net operating income (2)	103,109	13,326	28,010	15,365	8,255	38,153
Depreciation and amortization	(88,981)	(8,038)	(30,646)	(14,382)	(8,545)	(27,370)
Interest and other income (loss), net	3	65	(45)	(17)	(20)	20
Interest and debt expense	(44,244)	(8,049)	(10,107)	(5,570)	(4,609)	(15,909)
Net loss before income taxes	(30,113)	(2,696)	(12,788)	(4,604)	(4,919)	(5,106)
Income tax expense	(45)	-	(5)	(20)	(6)	(14)
Net loss	$(30,158)	$(2,696)	$(12,793)	$(4,624)	$(4,925)	$(5,120)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(16,129)	$(1,348)	$(8,578)	$(2,052)	$(2,413)	$(1,738)
Less: Step-up basis adjustment	(121)	-	-	(7)	-	(114)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	1,806	1,806	-	-	-	-
PGRE's share of net (loss) income	(14,444)	458	(8,578)	(2,059)	(2,413)	(1,852)
Add: Real estate depreciation and amortization	36,585	4,019	20,533	6,348	4,187	1,498
FFO (2)	22,141	4,477	11,955	4,289	1,774	(354)
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(1,806)	(1,806)	-	-	-	-
Core FFO (2)	$20,335	$2,671	$11,955	$4,289	$1,774	$(354)

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(14,029)	$(1,348)	$(4,215)	$(2,572)	$(2,512)	$(3,382)
Add: Real estate depreciation and amortization	52,517	4,019	10,113	8,041	4,358	25,986
FFO/Core FFO (2)	$38,488	$2,671	$5,898	$5,469	$1,846	$22,604

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	See page 47 for our definition of these measures.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of September 30, 2021
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,858,000
$1.0 billion Revolving Credit Facility	-
3,858,000
Less:
Noncontrolling interests' share of consolidated debt (2)	(810,335)
Add:
PGRE's share of unconsolidated joint venture debt (3)	612,078
PGRE's Share of Total Debt (4)	3,659,743

	Shares / Units	Share Price as of
Equity:	Outstanding	September 30, 2021
Common stock	218,956,406	$8.99	1,968,418
Operating Partnership units	21,799,022	8.99	195,973
Total equity	240,755,428	8.99	2,164,391

Total Market Capitalization			$5,824,134

(1)	Represents contractual amounts due pursuant to the respective debt agreements.
(2)	Represents noncontrolling interests' share of debt of 1633 Broadway, One Market Plaza and 300 Mission Street.
(3)	Represents our share of debt of 712 Fifth Avenue, Market Center, 55 Second Street, 111 Sutter Street, 60 Wall Street and Oder-Center, Germany.
(4)	See page 47 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,250,000	2.99%	$1,250,000	2.99%	$-	-
1301 Avenue of the Americas (1)	860,000	2.95%	500,000	2.46%	360,000	3.65%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	-	-
One Market Plaza	975,000	4.03%	975,000	4.03%	-	-
300 Mission Street	273,000	3.65%	273,000	3.65%	-	-
Revolving Credit Facility	-	-	-	-	-	-
Total consolidated debt	3,858,000	3.40%	3,498,000	3.37%	360,000	3.65%
Noncontrolling interests' share	(810,335)	3.78%	(810,335)	3.78%	-	-
PGRE's share of consolidated debt	$3,047,665	3.29%	$2,687,665	3.25%	$360,000	3.65%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$-	-
Market Center	409,670	3.04%	402,000	3.07%	7,670	1.59%
55 Second Street	187,500	3.88%	187,500	3.88%	-	-
111 Sutter Street	151,954	3.65%	-	-	151,954	3.65%
60 Wall Street	575,000	2.53%	-	-	575,000	2.53%
Oder-Center, Germany	17,531	4.62%	17,531	4.62%	-	-
Total unconsolidated debt	1,641,655	3.10%	907,031	3.37%	734,624	2.75%
Joint venture partners' share	(1,029,577)	2.98%	(403,357)	3.46%	(626,220)	2.67%
PGRE's share of unconsolidated debt	$612,078	3.29%	$503,674	3.30%	$108,404	3.26%

PGRE's share of Total Debt (2)	$3,659,743	3.29%	$3,191,339	3.26%	$468,404	3.56%

Revolving Credit Facility Covenants: (3)	Required	Actual	Debt Composition (at PGRE's share):	Amount	%
Total Debt / Total Assets	Less than 60%	42.1%	Fixed rate debt:
Secured Debt / Total Assets	Less than 50%	44.9%	Consolidated fixed rate debt	$2,687,665
Fixed Charge Coverage	Greater than 1.5x	3.32x	Unconsolidated fixed rate debt	503,674
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	PGRE's share of fixed rate debt	3,191,339	87.2%
Unencumbered Interest Coverage	Greater than 1.75x	34.96x	Variable rate debt:
			Consolidated variable rate debt	360,000
			Unconsolidated variable rate debt	108,404
			PGRE's share of variable rate debt	468,404	12.8%

			PGRE's share of Total Debt (2)	$3,659,743	100.0%

(1)

On July 29, 2021, we completed an $860,000 refinancing of the property. The new five-year interest-only loan has a weighted average interest rate of 2.95% and is comprised of a $500,000 fixed rate tranche and a $360,000 variable rate tranche. The proceeds from the refinancing were used to repay the existing $850,000 loan that was scheduled to mature in November 2021.

(2)	See page 47 for our definition of this measure.
(3)

This section presents ratios as of September 30, 2021 in accordance with the terms of our revolving credit facility agreement, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2021	2022	2023	2024	2025	Thereafter	Total
300 Mission Street	$-	$-	$273,000	$-	$-	$-	$273,000
One Market Plaza	-	-	-	975,000	-	-	975,000
1633 Broadway	-	-	-	-	-	1,250,000	1,250,000
1301 Avenue of the Americas (1)	-	-	-	-	-	860,000	860,000
31 West 52nd Street	-	-	-	-	-	500,000	500,000
Revolving Credit Facility	-	-	-	-	-	-	-
Total consolidated debt	-	-	273,000	975,000	-	2,610,000	3,858,000
Noncontrolling interests' share	-	-	(188,097)	(497,250)	-	(124,988)	(810,335)
PGRE's share of consolidated debt	$-	$-	$84,903	$477,750	$-	$2,485,012	$3,047,665

Unconsolidated Joint Venture Debt:
60 Wall Street	$-	$575,000	$-	$-	$-	$-	$575,000
Oder-Center, Germany	-	17,531	-	-	-	-	17,531
111 Sutter Street	-	-	151,954	-	-	-	151,954
Market Center	-	-	-	-	409,670	-	409,670
712 Fifth Avenue	-	-	-	-	-	300,000	300,000
55 Second Street	-	-	-	-	-	187,500	187,500
Total unconsolidated debt	-	592,531	151,954	-	409,670	487,500	1,641,655
Joint venture partners' share	-	(562,058)	(77,497)	-	(135,191)	(254,831)	(1,029,577)
PGRE's share of unconsolidated debt	$-	$30,473	$74,457	$-	$274,479	$232,669	$612,078

PGRE's Share of Total Debt (2)	$-	$30,473	$159,360	$477,750	$274,479	$2,717,681	$3,659,743

Weighted average rate	-%	2.65%	3.65%	4.03%	3.04%	3.18%	3.29%

% of debt maturing	-%	0.8%	4.3%	13.1%	7.5%	74.3%	100.0%

(1)

On July 29, 2021, we completed an $860,000 refinancing of the property. The new five-year interest-only loan has a weighted average interest rate of 2.95% and is comprised of a $500,000 fixed rate tranche and a $360,000 variable rate tranche. The proceeds from the refinancing were used to repay the existing $850,000 loan that was scheduled to mature in November 2021.

(2)	See page 47 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

		Paramount	Number of	Square	%	%	Annualized Rent (1)
Property	Submarket	Ownership	Buildings	Feet	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)

As of September 30, 2021
New York:
1633 Broadway	West Side	90.0%	1	2,499,105	98.3%	98.3%	$187,058	$78.78
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1	1,746,009	84.3%	74.7%	109,787	86.81
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1	812,043	90.3%	90.3%	48,321	67.16
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	1	766,604	92.3%	81.7%	60,585	93.64
900 Third Avenue	East Side	100.0%	1	591,496	78.3%	76.6%	31,734	70.04
712 Fifth Avenue	Madison / Fifth Avenue	50.0%	1	543,497	70.9%	67.0%	42,307	116.12
60 Wall Street	Downtown	5.0%	1	1,625,483	100.0%	100.0%	73,600	45.28	(3)
Subtotal / Weighted average			7	8,584,237	91.4%	88.1%	553,392	82.58	(4)
PGRE's share			7	6,518,557	89.9%	85.8%	443,622	81.57	(4)

San Francisco:
One Market Plaza	South Financial District	49.0%	2	1,603,708	94.0%	93.3%	150,279	100.35
Market Center	South Financial District	67.0%	2	743,709	84.2%	84.2%	55,846	88.95
300 Mission Street	South Financial District	31.1%	1	660,704	94.7%	94.7%	54,398	87.18
One Front Street	North Financial District	100.0%	1	644,923	97.1%	95.5%	52,596	85.38
55 Second Street	South Financial District	44.1%	1	376,669	96.3%	96.3%	29,402	81.10
111 Sutter Street	North Financial District	49.0%	1	277,817	64.2%	64.2%	14,208	80.76
Subtotal / Weighted average			8	4,307,530	91.2%	90.7%	356,729	91.38
PGRE's share			8	2,436,745	91.4%	90.7%	200,496	90.69

Total / Weighted average			15	12,891,767	91.3%	89.0%	$910,121	$86.17	(4)
PGRE's share			15	8,955,302	90.3%	87.1%	$644,118	$84.28	(4)

(1)	See page 47 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Represents "triple-net" rent.
(4)	Excludes 60 Wall Street.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of September 30, 2021		As of June 30, 2021		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	98.3%	98.3%	98.3%	98.3%	-%
1301 Avenue of the Americas	100.0%	84.3%	84.3%	71.5%	71.5%	12.8%
1325 Avenue of the Americas	100.0%	90.3%	90.3%	90.7%	90.7%	(0.4%)
31 West 52nd Street	100.0%	92.3%	92.3%	92.3%	92.3%	-%
900 Third Avenue	100.0%	78.3%	78.3%	78.4%	78.4%	(0.1%)
712 Fifth Avenue	50.0%	70.9%	70.9%	69.0%	69.0%	1.9%
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	-%
Weighted average		91.4%	91.4%	88.7%	88.7%	2.7%
PGRE's share		89.9%	89.9%	86.5%	86.5%	3.4%

San Francisco:
One Market Plaza	49.0%	94.0%	94.0%	93.3%	93.3%	0.7%
Market Center	67.0%	84.2%	84.2%	84.7%	84.7%	(0.5%)
300 Mission Street	31.1%	94.7%	94.7%	99.1%	99.1%	(4.4%)
One Front Street	100.0%	97.1%	97.1%	99.9%	99.9%	(2.8%)
55 Second Street	44.1%	96.3%	96.3%	96.3%	96.3%	-%
111 Sutter Street	49.0%	64.2%	64.2%	59.4%	59.4%	4.8%
Weighted average		91.2%	91.2%	91.8%	91.8%	(0.6%)
PGRE's share		91.4%	91.4%	92.1%	92.1%	(0.7%)

Weighted average		91.3%	91.3%	89.7%	89.7%	1.6%
PGRE's share		90.3%	90.3%	88.0%	88.0%	2.3%

(1)	See page 47 for our definition of this measure.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of September 30, 2021		As of December 31, 2020		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	98.3%	98.3%	98.3%	98.3%	-%
1301 Avenue of the Americas	100.0%	84.3%	84.3%	99.0%	99.0%	(14.7%)
1325 Avenue of the Americas	100.0%	90.3%	90.3%	91.8%	91.8%	(1.5%)
31 West 52nd Street	100.0%	92.3%	92.3%	99.3%	99.3%	(7.0%)
900 Third Avenue	100.0%	78.3%	78.3%	80.6%	80.6%	(2.3%)
712 Fifth Avenue	50.0%	70.9%	70.9%	70.8%	70.8%	0.1%
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	-%
Weighted average		91.4%	91.4%	95.3%	95.3%	(3.9%)
PGRE's share		89.9%	89.9%	95.1%	95.1%	(5.2%)

San Francisco:
One Market Plaza	49.0%	94.0%	94.0%	97.5%	97.5%	(3.5%)
Market Center	67.0%	84.2%	84.2%	90.2%	90.2%	(6.0%)
300 Mission Street	31.1%	94.7%	94.7%	99.1%	99.1%	(4.4%)
One Front Street	100.0%	97.1%	97.1%	100.0%	100.0%	(2.9%)
55 Second Street	44.1%	96.3%	96.3%	95.7%	95.7%	0.6%
111 Sutter Street	49.0%	64.2%	64.2%	79.6%	79.6%	(15.4%)
Weighted average		91.2%	91.2%	95.6%	95.6%	(4.4%)
PGRE's share		91.4%	91.4%	95.7%	95.7%	(4.3%)

Weighted average		91.3%	91.3%	95.4%	95.4%	(4.1%)
PGRE's share		90.3%	90.3%	95.2%	95.2%	(4.9%)

(1)	See page 47 for our definition of this measure.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE's Share of
				Total		Total		Annualized Rent (1)		% of
		Lease		Square Feet		Square Feet			Per Square	Annualized
Top 10 Tenants:	Property	Expiration		Occupied (2)		Occupied (2)		Amount	Foot (2)	Rent
As of September 30, 2021
First Republic Bank	One Front Street	Jun-2025	(3)	349,304	(3)	349,304	(3)	$29,904	$85.40	4.6%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,543		328,543		28,912	87.99	4.5%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		288,823		28,019	97.01	4.3%
Credit Agricole Corporate &
Investment Bank	1301 Avenue of the Americas	Feb-2023		305,132		305,132		27,495	89.25	4.3%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(4)	290,875	(4)	290,875	(4)	27,139	88.90	4.2%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		234,749		18,059	76.93	2.8%
WMG Acquisition Corp.
(Warner Music Group)	1633 Broadway	Jul-2029		288,250		259,428		17,557	67.04	2.7%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		253,196		227,879		16,751	72.03	2.6%
Google, Inc.	One Market Plaza	Apr-2025		339,833		166,518		15,091	90.23	2.3%
Uber Technologies, Inc.	Market Center	Jul-2023		234,783		157,305		14,142	89.90	2.2%

	PGRE's Share of
	Square Feet	% of Occupied	Annualized	% of
Industry Diversification:	Occupied	Square Feet	Rent (1)	Annualized Rent
As of September 30, 2021
Legal Services	1,734,851	22.2%	$146,820	22.8%
Technology and Media	1,718,892	22.0%	137,078	21.3%
Financial Services, all others	1,219,705	15.6%	111,569	17.3%
Financial Services - Commercial and Investment Banking	1,272,490	16.3%	102,504	15.9%
Insurance	435,586	5.6%	40,613	6.3%
Retail	134,836	1.7%	14,010	2.2%
Travel & Leisure	192,856	2.5%	13,748	2.1%
Real Estate	128,742	1.7%	11,183	1.7%
Other Professional Services	120,609	1.6%	10,163	1.6%
Other	845,188	10.8%	56,430	8.8%

(1)	See page 47 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	76,999 and 22,690 of the square feet leased expire on December 31, 2029 and December 31, 2030, respectively.
(4)	111,589 of the square feet leased expires on March 31, 2032.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended September 30, 2021

Total square feet leased	374,385	328,041	46,344

PGRE's share of total square feet leased:	314,673	295,369	19,304
Initial rent (2)	$74.47	$72.77	$100.50
Weighted average lease term (in years)	10.2	10.6	4.6
Tenant improvements and leasing commissions:
Per square foot	$120.34	$125.24	$45.38
Per square foot per annum	$11.75	$11.80	$9.94
Percentage of initial rent	15.8%	16.2%	9.9%
Rent concessions:
Average free rent period (in months)	11.0	11.5	3.5
Average free rent period per annum (in months)	1.1	1.1	0.8

Second generation space: (2)
Square feet	301,568	288,786	12,782
Cash basis:
Initial rent (2)	$73.77	$72.15	$110.45
Prior escalated rent (2)	$73.47	$71.50	$117.85
Percentage increase (decrease)	0.4%	0.9%	(6.3%)
GAAP basis:
Straight-line rent (2)	$71.02	$69.24	$111.21
Prior straight-line rent (2)	$67.16	$65.48	$105.07
Percentage increase	5.8%	5.8%	5.8%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 47 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York		San Francisco

Nine Months Ended September 30, 2021

Total square feet leased	809,948	708,646	(2)	101,302

PGRE's share of total square feet leased:	531,363	479,603		51,760
Initial rent (3)	$73.17	$71.68		$86.98
Weighted average lease term (in years)	9.7	10.2		4.5
Tenant improvements and leasing commissions:
Per square foot	$108.74	$117.35		$28.96
Per square foot per annum	$11.24	$11.46		$6.50
Percentage of initial rent	15.4%	16.0%		7.5%
Rent concessions:
Average free rent period (in months)	11.3	12.2		3.2
Average free rent period per annum (in months)	1.2	1.2		0.7

Second generation space: (3)
Square feet	475,896	436,002		39,894
Cash basis:
Initial rent (3)	$74.01	$72.65		$88.86
Prior escalated rent (3)	$74.44	$72.50		$95.70
Percentage (decrease) increase	(0.6%)	0.2%		(7.1%)
GAAP basis:
Straight-line rent (3)	$71.05	$69.25		$90.68
Prior straight-line rent (3)	$70.44	$67.96		$97.55
Percentage increase (decrease)	0.9%	1.9%		(7.0%)

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)

Includes an aggregate of 190,526 square feet of theatre space that was leased at 1633 Broadway for a weighted average term of 19 years that is excluded from our pro rata share of total square feet leased and the related statistics.

(3)	See page 47 for our definition of this measure.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	14,738	10,021	$923	$59.03	0.1%

4Q 2021	45,277	37,717	2,496	66.32	0.4%

1Q 2022	275,677	137,393	12,261	89.41	1.8%
2Q 2022	1,697,179	117,388	6,955	58.80	1.0%
3Q 2022	49,669	30,460	2,564	83.26	0.4%
4Q 2022	73,945	40,317	4,412	109.48	0.7%
Total 2022	2,096,470	325,558	26,192	80.22	3.9%
2023	912,595	756,680	61,576	84.08	9.2%
2024	819,391	717,459	60,865	84.90	9.1%
2025	1,383,529	873,007	74,762	85.61	11.2%
2026	1,456,374	1,017,539	87,438	83.80	13.1%
2027	263,290	192,118	16,567	86.18	2.5%
2028	261,863	213,296	17,701	83.47	2.6%
2029	543,263	478,280	37,683	79.25	5.6%
2030	607,964	511,483	45,163	88.34	6.8%
Thereafter	3,366,905	2,955,563	237,308	83.76	35.5%

(1)	See page 47 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	4,739	4,231	$568	$68.20	0.1%

4Q 2021	40,262	35,260	2,326	66.10	0.5%

1Q 2022	52,385	45,306	4,365	96.34	0.9%
2Q 2022	1,632,001	84,689	4,154	48.56	0.9%
3Q 2022	10,200	6,649	561	82.29	0.1%
4Q 2022	21,025	12,192	1,177	96.55	0.3%
Total 2022	1,715,611	148,836	10,257	68.54	2.2%
2023	530,597	512,245	39,095	79.70	8.4%
2024	598,272	576,526	48,052	83.46	10.3%
2025	299,107	241,876	21,523	88.95	4.6%
2026	727,881	669,331	53,762	77.06	11.5%
2027	143,064	130,958	10,737	81.99	2.3%
2028	147,554	127,134	10,411	82.47	2.2%
2029	496,253	453,509	35,619	79.02	7.7%
2030	403,756	393,040	33,684	85.75	7.2%
Thereafter	2,737,290	2,568,953	200,874	82.05	43.0%

(1)	See page 47 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	9,999	5,790	$355	$43.14	0.2%

4Q 2021	5,015	2,457	170	69.24	0.1%

1Q 2022	223,292	92,087	7,896	85.93	3.9%
2Q 2022	65,178	32,699	2,801	85.33	1.4%
3Q 2022	39,469	23,811	2,003	83.53	1.0%
4Q 2022	52,920	28,125	3,235	115.11	1.6%
Total 2022	380,859	176,722	15,935	90.17	7.9%
2023	381,998	244,435	22,481	91.85	11.1%
2024	221,119	140,933	12,813	90.81	6.3%
2025	1,084,422	631,131	53,239	84.32	26.4%
2026	728,493	348,208	33,676	96.61	16.7%
2027	120,226	61,160	5,830	95.21	2.9%
2028	114,309	86,162	7,290	84.95	3.6%
2029	47,010	24,771	2,064	83.33	1.0%
2030	204,208	118,443	11,479	96.92	5.7%
Thereafter	629,615	386,610	36,434	94.26	18.1%

(1)	See page 47 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended September 30, 2021
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$6,356	$3,349	$2,991	$16
Second generation tenant improvements	6,644	450	6,194	-
Second generation leasing commissions	8,100	8,100	-	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$21,100	$11,899	$9,185	$16

Redevelopment Expenditures: (1)
Gershwin facade replacement	$2,684	$2,684	$-	$-
Elevator modernizations	2,268	2,178	90	-
Lobby renovations	1,015	977	38	-
Other	2,431	2,431	-	-
Total Redevelopment Expenditures	$8,398	$8,270	$128	$-

	Three Months Ended September 30, 2020
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$5,139	$3,347	$1,768	$24
Second generation tenant improvements	5,265	603	4,662	-
Second generation leasing commissions	1,325	815	510	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$11,729	$4,765	$6,940	$24

Redevelopment Expenditures: (1)
Lobby renovations	$1,290	$628	$662	$-
Elevator modernizations	755	185	570	-
Other	599	338	261	-
Total Redevelopment Expenditures	$2,644	$1,151	$1,493	$-

(1)	See page 47 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Nine Months Ended September 30, 2021
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$12,487	$6,924	$5,511	$52
Second generation tenant improvements	30,246	3,356	26,890	-
Second generation leasing commissions	13,574	11,229	2,345	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$56,307	$21,509	$34,746	$52

Redevelopment Expenditures: (1)
Elevator modernizations	$10,929	$7,823	$3,106	$-
Gershwin facade replacement	9,918	9,918	-	-
Lobby renovations	5,484	3,645	1,839	-
Other	3,622	3,499	123	-
Total Redevelopment Expenditures	$29,953	$24,885	$5,068	$-

	Nine Months Ended September 30, 2020
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$13,709	$9,143	$4,316	$250
Second generation tenant improvements	32,272	20,678	11,594	-
Second generation leasing commissions	9,013	3,009	6,004	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$54,994	$32,830	$21,914	$250

Redevelopment Expenditures: (1)
Lobby renovations	$6,573	$2,701	$3,872	$-
Elevator modernizations	3,614	1,104	2,510	-
Other	1,998	1,041	957	-
Total Redevelopment Expenditures	$12,185	$4,846	$7,339	$-

(1)	See page 47 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods and not classified as discontinued operations.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.